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                                                                     EXHIBIT 7.2

                          MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          NATIONAL CITY CREDIT CARD MASTER TRUST

                          SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 2001 and with respect to the performance of the Trust during the month of May, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.       Information Regarding the Current Monthly Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

                  1 The amount of the current monthly distribution in respect of
                    Class A Monthly Principal                                                           $             0.00

                  2 The amount of the current monthly distribution in respect of
                    Class B Monthly Principal                                                           $             0.00

                  3 The amount of the current monthly distribution in respect of
                    Collateral Monthly Principal                                                        $             0.00

                  4 The amount of the current monthly distribution in respect of
                    Class A Monthly Interest                                                            $      3.687708333

                  5 The amount of the current monthly distribution in respect of
                    Class A Additional Interest                                                         $             0.00

                  6 The amount of the current monthly distribution in respect of
                    Class B Monthly Interest                                                            $      3.937430556

                  7 The amount of the current monthly distribution in respect of
                    Class B Additional Interest                                                         $             0.00

                  8 The amount of the current monthly distribution in respect of
                    Collateral Minimum Monthly Interest                                                 $       4.41104181

                  9 The amount of the current monthly distribution in respect of
                    any accrued and unpaid Collateral Minimum Monthly Interest                          $             0.00

B.       Information Regarding the Performance of the Trust

                  1 Collection of Principal Receivables

                           (a) Available Principal Collections                                          $    77,499,347.52

                           (b) Class A Investor Default Amount treated as
                               Available Principal Collection                                           $     2,020,733.59

                           (c) Class B Investor Default Amount treated as
                               Available Principal Collection                                           $       138,564.59

                           (d) Excess Spread treated as Available Principal
                               Collection                                                               $       150,111.64


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

                  2 Principal Receivables in the Trust

                           (a) The aggregate amount of Principal Receivables in
                               the Trust as of the end of the day on the last
                               day of the related Monthly Period                                        $ 1,809,318,315.34

                           (b) The amount of Principal Receivables in the Trust
                               represented by the Invested Amount of Series
                               2001-1 as of the end of the day on the last day
                               of the related Monthly Period                                            $   423,033,096.67

                           (c) The amount of Principal Receivables in the Trust
                               represented by the Adjusted Invested Amount of
                               Series 2001-1 as of the end of the day on the
                               last day of the related Monthly Period                                   $   423,033,096.67

                           (d) The amount of Principal Receivables in the Trust
                               represented by the Class A Invested Amount as of
                               the end of the day on the last day of the related
                               Monthly Period                                                           $   370,153,959.59

                           (e) The amount of Principal Receivables in the Trust
                               represented by the Class A Adjusted Invested
                               Amount as of the end of the day on the last day
                               of the related Monthly Period                                            $   370,153,959.59

                           (f) The amount of Principal Receivables in the Trust
                               represented by the Class B Invested Amount as of
                               the end of the day on the last day of the related
                               Monthly Period                                                           $    25,381,985.80

                           (g) The amount of Principal Receivables in the Trust
                               represented by the Class B Adjusted Invested
                               Amount as of the end of the day on the last day
                               of the related Monthly Period                                            $    25,381,985.80

                           (h) The amount of Principal Receivables in the Trust
                               represented by the Collateral Invested Amount as
                               of the end of the day on the last day of the
                               related Monthly Period                                                   $    27,497,151.28

                           (i) The amount of Principal Receivables in the Trust
                               represented by the Collateral Adjusted Invested
                               Amount as of the end of the day on the last day
                               of the related Monthly Period                                            $    27,497,151.28

                           (j) The Floating Allocation Percentage with respect
                               to the related Monthly Period                                                         23.38%

                           (k) The Class A Floating Percentage with respect to
                               the related Monthly Period                                                            87.50%

                           (l) The Class B Floating Percentage with respect to
                               the related Monthly Period                                                             6.00%

                           (m) The Collateral Floating Percentage with respect
                               to the related Monthly Period                                                          6.50%

                           (n) The Principal Allocation Percentage with respect
                               to the related Monthly Period                                                         23.38%

                           (o) The Class A Principal Percentage with respect to
                               the related Monthly Period                                                            87.50%

                           (p) The Class B Principal Percentage with respect to
                               the related Monthly Period                                                             6.00%

                           (q) The Collateral Principal Percentage with respect
                               to the related Monthly Period                                                          6.50%


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

                  3 Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate          Percentage
                                              Account           of Total
                                              Balance          Receivables
                                           -------------       -----------
   (a)               30--  59 days:        25,860,896.75        1.4293%
   (b)               60--  89 days:        13,922,604.16        0.7695%
   (c)               90+ days:             11,094,025.99        0.6132%
                     Total:                50,877,526.90        2.8120%


                  4 Investor Default Amount

                           (a) The Investor Default Amount for the related
                               Monthly Period                                                           $     2,309,409.82

                           (b) The Class A Investor Default Amount for the
                               related Monthly Period                                                   $     2,020,733.59

                           (c) The Class B Investor Default Amount for the
                               related Monthly Period                                                   $       138,564.59

                           (d) The Collateral Default Amount for the related
                               Monthly Period                                                           $       150,111.64

                  5 Investor Charge-Offs

                           (a) The aggregate amount of Class A Investor
                                Charge-Offs for the related Monthly Period                              $             0.00

                           (b) The aggregate amount of Class A Investor
                               Charge-Offs set forth in 5(a) above per $1,000 of
                               original certificate principal amount                                    $             0.00

                           (c) The aggregate amount of Class B Investor
                               Charge-Offs for the related Monthly Period                               $             0.00

                           (d) The aggregate amount of Class B Investor
                               Charge-Offs set forth in 5(c) above per $1,000 or
                               original certificate principal amount                                    $             0.00

                           (e) The aggregate amount of Collateral Charge-Offs
                               for the related Monthly Period                                           $             0.00

                           (f) The aggregate amount of Collateral Charge-Offs
                               set forth in 5(e) above per $1,000 of original
                               certificate principal amount                                             $             0.00

                           (g) The aggregate amount of Class A Investor
                               Charge-Offs reimbursed on the Transfer Date
                               immediately preceding this Distribution Date                             $             0.00

                           (h) The aggregate amount of Class A Investor
                               Charge-Offs set forth in 5(g) above per $1,000
                               original certificate principal amount reimbursed
                               on the Transfer Date immediately preceding this
                               Distribution Date                                                        $             0.00

                           (i) The aggregate amount of Class B Investor
                               Charge-Offs reimbursed on the Transfer Date
                               immediately preceding this Distribution Date                             $             0.00

                           (j) The aggregate amount of Class B Investor
                               Charge-Offs set forth in 5(i) above per $1,000
                               original certificate principal amount reimbursed
                               on the Transfer Date immediately preceding this
                               Distribution Date                                                        $             0.00

                           (k) The aggregate amount of Collateral Charge-Offs
                               reimbursed on the Transfer Date immediately
                               preceding this Distribution Date                                         $             0.00

                           (l) The aggregate amount of Collateral Charge-Offs
                               set forth in 5(k) above per $1,000 original
                               certificate principal amount reimbursed on the
                               Transfer Date immediately preceding Distribution
                               Date                                                                     $             0.00


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
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

                  6 Investor Servicing Fee

                           (a) The amount of the Class A Servicing Fee payable
                                by the Trust to the Servicer for the related
                                Monthly Period                                                          $       309,895.84

                           (b) The amount of the Class B Servicing Fee payable
                               by the Trust to the Servicer for the related
                               Monthly Period                                                           $        21,250.00

                           (c) The amount of the Collateral Servicing Fee
                               payable by the Trust to the Servicer for the
                               related Monthly Period                                                   $        23,020.83

                           (d) The amount of Servicer Interchange payable by the
                               Trust to the Servicer for the related Monthly
                               Period                                                                   $       354,166.67

                  7 Reallocations

                           (a) The amount of Reallocated Collateral Principal
                               Collections with respect to this Distribution
                               Date                                                                     $             0.00

                           (b) The amount of Reallocated Class B Principal
                               Collections with respect to this Distribution
                               Date                                                                     $             0.00

                           (c) The Collateral Invested Amount as of the close of
                               business on this Distribution Date                                       $       27,625,000

                           (d) The Collateral Adjusted Invested Amount as of the
                               close of business on this Distribution Date                              $       27,625,000

                           (e) The Class B Invested Amount as of the close of
                               business on this Distribution Date                                       $       25,500,000

                           (f) The Class B Adjusted Invested Amount as of the
                               close of business on this Distribution Date                              $       25,500,000

                           (g) The Class A Invested Amount as of the close of
                               business on this Distribution Date                                       $      371,875,000

                           (h) The Class A Adjusted Invested Amount as of the
                               close of business on this Distribution Date                              $      371,875,000

                  8 Collection of Finance Charge Receivables

                           (a) The aggregate amount of Collections of Finance
                               Charge Receivables and Annual Membership Fees
                               processed during the related Monthly Period which
                               were allocated in respect of the Class A
                               Certificates                                                             $     5,792,171.44

                           (b) The aggregate amount of Collections of Finance
                               Charge Receivables and Annual Membership Fees
                               processed during the related Monthly Period which
                               were allocated in respect of the Class B
                               Certificates                                                             $       397,177.47

                           (c) The aggregate amount of Collections of Finance
                               Charge Receivables and Annual Membership Fees
                               processed during the related Monthly Period which
                               were allocated in respect of the Collateral
                               Interest                                                                 $       430,275.59

                  9 Principal Funding Account

                           (a) The principal amount on deposit in the Principal
                               Funding Account on the related Transfer Date                             $             0.00

                           (b) The Accumulation Shortfall with respect to the
                               related Monthly Period                                                   $             0.00

                           (c) The Principal Funding Investment Proceeds
                               deposited in the Finance Charge Account on the
                               related Transfer Date to be treated as Class A
                               Available Funds                                                          $             0.00

                           (d) The Principal Funding Investment Proceeds
                               deposited in the Finance Charge Account on the
                               related Transfer date to be treated as Class B
                               Available Funds                                                          $             0.00

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

                  10 Reserve Account

                           (a) The Reserve Draw Amount on the related Transfer
                               Date                                                                     $             0.00

                           (b) The amount of the Reserve Draw Amount deposited
                               in the Collection Account on the related Transfer
                               Date to be treated as Class A Available Funds                            $             0.00

                           (c) The amount of the Reserve Draw Account deposited
                               in the Collection Account on the related Transfer
                               Date to be treated as Class B Available Funds                            $             0.00

                           (d) The amount of any Reserve Account Surplus                                $             0.00

                  11 Available Funds

                           (a) The amount of Class A Available Funds on deposit
                               in the Collection Account on the related Transfer
                               Date                                                                     $     1,371,366.54

                           (b) The amount of Class B Available Funds on deposit
                               in the Collection Account on the related Transfer
                               Date                                                                     $       100,404.48

                           (c) The amount of Collateral Available Funds on
                               deposit in the Collection Account on the related
                               Transfer Date                                                            $       121,855.03

                           (d) Available Principal Collections on deposit in the
                               Collection Account on the related Transfer Date                          $             0.00

                  12 Excess Spread and Excess Finance Charge Collections

                           (a) Excess Finance Charge Collection                                         $             0.00

                           (b) Class A Available Funds
                                  minus Class A Monthly Interest
                                  minus Class A Servicing Fee
                                  minus Class A Defaulted Amount                                        $     2,090,175.47

                               Class B Available Funds
                                   minus Class B Monthly Interest
                                   minus Class B Servicing Fee
                                   minus Class B Defaulted Amount                                       $       136,958.40

                           Collateral Available Funds                                                   $       430,275.59

                           (c) Excess Spread applied to the Class A Required
                               Amount for the Monthly Period                                            $             0.00

                           (d) Excess Spread applied to the Class A Investor
                               Charge-Offs for the related Monthly Period                               $             0.00

                           (e) Excess Spread applied to the Class B Required
                               Amount for the related Monthly Period                                    $             0.00

                           (f) Excess Spread applied to the Class B Default
                               Amount for the related Monthly Period                                    $             0.00

                           (g) Excess Spread applied to the Class B Invested
                               Amount for the related Monthly Period                                    $             0.00


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

                           (h) Excess Spread applied to the Collateral Minimum
                               Monthly Interest for the related Monthly Period
                               and for any past due Collateral Minimum Monthly
                               Interest                                                                 $       121,855.03

                           (i) Excess Spread applied to the Collateral Servicing
                               Fee due to the Servicer for the related Monthly
                               Period or for any past due Collateral Servicing
                               Fees                                                                     $        23,020.83

                           (j) Excess Spread applied to the Collateral Default
                               Amount as Available Collections for the related
                               Monthly Period                                                           $       150,111.64

                           (k) Excess Spread applied to the Collateral Invested
                               Amount for the related Monthly Period                                    $             0.00

                           (l) Excess Spread applied to the Reserve Account for
                               the related Monthly Period                                               $             0.00

                  13 Finance Charge Shortfall

                           (a) Finance Charge Shortfall for Series 2001-1                               $             0.00

                           (b) Total Finance Charge Shortfall for all series in
                               Group One                                                                $             0.00

                  14 Base Rate

                           (a) The Base Rate for the related Monthly Period                                           5.73%

                  15 Portfolio Yield

                           (a) The Portfolio Yield for the related Monthly
                               Period                                                                                12.77%

                           (b) The Portfolio Adjusted Yield for the related
                               Monthly Period                                                                          N/A

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of June, 2001.

                                           NATIONAL CITY BANK,
                                           as Seller and Servicer

                                   By:     /s/  Thomas A. Chandler
                                           Name:   Thomas A. Chandler
                                           Title:  Vice President - Credit Card
                                                   Finance